Exhibit 3.103
Delaware
The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STATEMENT OF PARTNERSHIP EXISTENCE OF “MOTT’S PARTNERS” FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF DECEMBER, A.D. 2003, AT 11:40 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF STATEMENT OF PARTNERSHIP EXISTENCE IS THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2003, AT 3 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State
2462306 8100V	AUTHENTICATION: 2844015

030829128	DATE: 12-31-03

STATEMENT OF PARTNERSHIP EXISTENCE
OF
MOTT’S PARTNERS
This Statement of Partnership Existence of Mott’s Partners dated as of December 18, 2003 is executed and filed by the undersigned to form a general partnership under the Delaware Revised Uniform Partnership Act. The undersigned DOES HEREBY CERTIFY as follows:
     FIRST: The name of the general partnership is Mott’s Partners (the “Partnership”).
     SECOND: The Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Partnership’s registered agent at such address is Corporation Trust Company.
     THIRD: The effective date of this Statement of Partnership Existence is December 28, 2003 at 3:00 P.M. Eastern Standard Time.
[Signature page follows.]

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:38 PM 12/22/2003
FILED 11:40 PM 12/22/2003
SRV 030829128 — 2462306 FILE

IN WITNESS WHEREOF, the undersigned has duly executed this Statement of Partnership Existence as of the date first written above.

MOTT’S PARTNERS
By:	Snapple Beverage Corp., as
a general partner

By:	/s/ James L. Baldwin
	Name:	James L. Baldwin
	Title:	Senior Vice President

By:	Nantucket Allserve, Inc., as
a general partner

By:	/s/ James L. Baldwin
	Name:	James L. Baldwin
	Title:	Senior Vice President

Signature Page to Statement of Partnership Existence